EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the CYBER HORNET TRUST, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the CYBER HORNET TRUST for the period ended March 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the CYBER HORNET TRUST for the stated period.

/s/ Michael Willis
Michael Willis, President & Treasurer (Principal Executive Officer and Principal Financial Officer)

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by CYBER HORNET TRUST for purposes of Section 18 of the Securities Exchange Act of 1934.